UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025
Ellington Credit Company
(Exact name of registrant specified in its charter)

Delaware	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)
Registrant's telephone number, including area code: (203) 698-1200
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 29, 2025, Ellington Credit Company (the “Fund”) held an annual meeting of shareholders (the "Annual Meeting"). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. The final voting results for each of the matters submitted to a vote of the shareholders at the Annual Meeting are set forth below.
Proposal 1: Election of Trustees
Votes regarding the election of six trustees, each of whom was elected to serve until the expiration of the term of office or until such time as their respective successors are elected and qualified, were as follows:

	For	Withheld	Broker Non-Votes
Robert B. Allardice, III	10,799,227	487,895	13,497,694
Mary McBride	10,892,589	394,533	13,497,694
David J. Miller	10,889,512	397,610	13,497,694
Laurence E. Penn	10,822,644	464,478	13,497,694
Ronald I. Simon, Ph.D.	9,910,227	1,376,895	13,497,694
Michael W. Vranos	10,759,251	527,871	13,497,694
Proposal 2: Ratification of the Appointment of the Fund's Independent Registered Public Accountants
Votes regarding the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent registered public accounting firm for the year ending March 31, 2026 were as follows:

For	Against	Abstentions	Broker Non-Votes
24,284,055	309,951	190,810	*
* No broker non-votes arose in connection with this proposal due to the fact that the proposal was considered “routine” under New York Stock Exchange Rules.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed with this Current Report.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated:	May 29, 2025	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer

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